EXHIBIT 24(b)
                      Power of Attorney
                      -----------------


      KNOW  ALL  MEN  BY  THESE PRESENTS,  that  the

undersigned Principal   Executive  Officer,  Principal

Financial   Officer, Principal Accounting Officer, officers

and/or directors of Tucson Electric Power Company, an

Arizona corporation, which corporation proposes  to file

with the Securities and Exchange Commission  an Annual

Report on Form 10-K for the year ended December 31,  1999,

under the Securities Exchange Act of 1934, as amended, does

each for  himself  and  not  for one another,  hereby

constitute  and appoint Ira R. Adler, Dennis R. Nelson and

Karen G. Kissinger and each  of them, his true and lawful

attorneys, in his name,  place and  stead,  to sign his name to said proposed Annual  Report  on Form  10-K  and any and

all amendments thereto, and to cause  the same to be filed

with the Securities and Exchange Commission,  it being

intended  to grant and hereby granting to said  attorneys,

and  each of them, full power and authority to do and

perform any act and thing necessary and proper to be done in the premises  as fully and to all intents and purposes as

the undersigned could do if  personally present; and each of the undersigned  for  himself hereby ratifies and confirms

all that said attorneys, or any  one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has

hereunto set their hand as of the ____ day of March, 2000.




/s/ James S. Pignatelli           /s/ Elizabeth T.Bilby
----------------------------      -----------------------------
James S. Pignatelli               Elizabeth T. Bilby, Director
Principal Executive Officer
and Chairman of the Board of
Directors


/s/ Ira R. Adler                  /s/ Harold W. Burlingame
----------------------------      -----------------------------
Ira R. Adler                      Harold W.Burlingame, Director
Principal Financial Officer
and Director


/s/ Karen G. Kissinger            /s/ John L. Carter
----------------------------      -----------------------------
Karen G. Kissinger                John L. Carter, Director
Principal Accounting Officer


                                  /s/ Daniel W. Fessler
                                  -----------------------------
                                  Daniel W. Fessler, Director


                                  /s/ John A. Jeter
                                  -----------------------------
                                  John A. Jeter, Director


                                  /s/ Martha R. Seger
                                  -----------------------------
                                  Martha R. Seger, Director